ACQUISITION OF LA PRECIOSA (Tables)	3 Months Ended
Mar. 31, 2022
Schedule of fair values of assets acquired and liabilities assumed
Cash paid	$15,301
Note payable	4,665
Common shares	13,650
Share purchase warrants	2,240
Total purchase consideration	35,856
Transaction costs	175
Total acquisition cost	$36,031

Cash	$168
Other current assets	1,121
Plant and equipment	1,621
Exploration and evaluation assets	33,449
Accounts payable	(328)
Net assets acquired	$36,031